EXPLANATORY NOTE

The Registrant is filing this amendment to its Form N-CSR for the period ended October 31, 2014, originally filed with the Securities and Exchange Commission on December 24, 2014 (Accession Number
0001145443-14-001647). The sole purpose of this filing is to include attachments inadvertently omitted in the original filing.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 4173

John Hancock Investors Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2014

ITEM 1: REPORT

John Hancock

Investors Trust

Ticker: JHI Annual report 10/31/14

A message to shareholders

Dear fellow shareholder,

The economic expansion that began in 2009 continues, with moderate GDP growth in the United States and the unemployment rate down considerably from its peak. However, the scene outside the United States had become less robust by the end of the period. China's economy, a key driver of global demand, was slowing, while Japan's GDP contracted in the second quarter, and the International Monetary Fund warned of another eurozone recession unless more was done to stimulate economic growth there. Meanwhile, bond markets around the world have turned in positive performance as investors pursue yield where they can find it, and the risks of rising interest rates and central bank tightening have been pushed further out into the future.

Whether markets are stable or volatile, we believe investors are well served by sticking to a commonsense, diversified approach, one that includes a mix of equities, fixed-income, and alternative strategies that can offer added diversification potential. Although events like those taking place in Ukraine and the Middle East serve as reminders that all market environments carry risk, we believe the biggest risk investors face in today's market is not staying invested.

A new look

I am pleased to introduce you to our redesigned shareholder reports. As part of an effort to elevate the educational substance in our communications, we undertook an initiative to make our reports more engaging and easier to navigate. Included in the changes are a performance snapshot that shows your fund's performance against that of a comparative index, and a Q&A with your fund's lead portfolio manager. We hope these enhancements give you better insight into your fund's activity and performance.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of October 31, 2014. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Investors Trust

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	Fund's investments
20	Financial statements
25	Financial highlights
26	Notes to financial statements
34	Auditor's report
35	Tax information
36	Additional information
39	Continuation of investment advisory and subadvisory agreements
44	Trustees and Officers
48	More information

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to generate income for distribution to its shareholders, with capital appreciation as a secondary objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/14 (%)

The Barclays Government/Credit Bond Index is an unmanaged index of U.S. government bonds, U.S. corporate bonds, and Yankee bonds.

It is not possible to invest directly in an index.

The current annualized distribution rates are the latest quarterly distribution rate as an annualized percentage of net asset value or closing market price and are 8.22% at net asset value and 8.44% at closing market price on 10-31-14.

The fund's quarterly distributions may be from net investment income, capital gains, or return of capital. Of the distributions paid for the year ended 10-31-14, it is estimated that the fund's distributions consisted of net investment income. The rates do not reflect a return of capital. These amounts are estimates, and the actual amounts and sources of distributions for tax reporting purposes may change upon final determination of tax characteristics and may be subject to changes based on tax regulations. John Hancock will send shareholders an IRS Form 1099-DIV for the calendar year that will tell them how to report these distributions for federal income tax purposes. The total returns for the fund assume all distributions are reinvested.

The performance data contained within this material represents past performance, which does not guarantee future results.

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Higher-yielding market segments outperformed

Improving economic growth and elevated investor risk appetites supported the performance of investment-grade corporate and high-yield bonds during the 12-month reporting period.

The fund produced solid results

The fund's emphasis on corporate bonds helped it generate a positive return.

Focus on credit risk aided performance

Management maintained fairly low interest-rate sensitivity, while seeking opportunities in investment-grade and high-yield corporate bonds.

PORTFOLIO COMPOSITION AS OF 10/31/14 (%)

A note about risks

As is the case with all closed-end funds, shares of this fund may trade at a discount to the fund's net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained and distributions may include a substantial return of capital, which may increase the potential gain or reduce the potential loss of a subsequent sale. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower rated securities include a higher risk of default. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Certain market conditions, including reduced trading volume, heightened volatility, and rising interest rates, may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices. The fund's use of leverage creates additional risks, including greater volatility of the fund's NAV, market price, and returns. There is no assurance that the fund's leverage strategy will be successful.

Discussion of fund performance

An interview with Portfolio Manager Jeffrey N. Given, CFA, John Hancock Asset Management

 Jeffrey N. Given, CFA
Portfolio Manager
John Hancock Asset Management

What happened in the bond market over the past year?

Late last year, the conventional wisdom held that government bond yields had nowhere to go but up in 2014. As is often the case, however, the consensus view proved well off the mark. Yields in fact fell considerably from January onward, reflecting a rise in prices. The 10-year Treasury note, which closed 2013 with a yield of 3.04%, fell to as low as 2.15% on October 15, 2014, before closing the period at 2.35%. This surprising move reflected a number of important developments, including negative first-quarter U.S. domestic product growth, evidence of an economic downturn in Europe, and periodic flights to quality caused by geopolitical disruptions. The drop in Treasury yields affected the rest of the bond market and—in combination with robust corporate earnings and investors' hearty appetite for risk—led to outperformance for investment-grade corporate, high-yield, and emerging-market bonds.

What were the key factors underpinning the fund's strong showing during the period?

The fund was positioned to capitalize on the outperformance of the credit-sensitive segments of the bond market, which boosted the fund's relative performance. The largest contribution to the fund's return came from its allocation to high-yield bonds (generally those rated BB or below), which stood at over 60% of total investments as of October 31, 2014. Although high-yield bonds suffered substantial volatility in the second half of the period, performance for the year was strong as the U.S. economy experienced healthy growth and companies continued to have ample access to financing. This fueled a continued refinancing boom for high-yield issuers, which lengthened average maturities, lowered the overall cost of debt, and reduced the risk of default. These factors also led to strong results for the fund's allocation to investment-grade corporates, although returns were not as strong as they were in high yield.

The fund's performance within corporate and high-yield segments was boosted by its allocation to foreign markets. We found many compelling opportunities outside of the United States, where it's possible to invest in bonds with returns in line with those of domestic high-yield bonds, but with investment-grade ratings of BBB or above. Believing this represented a compelling trade-off of risk

"During the latter part of the period, our portfolio shifts were geared toward proactively managing risk."
and return, we allocated a significant portion of the fund's total investments to foreign securities. We believe the fund's international investments also add meaningful diversification. This allocation was helpful to the fund's 12-month results, with a particularly strong contribution from its holdings in the emerging markets.

The fund's overweight positions in credit-sensitive sectors were funded by a substantial underweight in U.S. Treasuries. The fund closed the annual period with a weighting of just 2% of total investments in U.S. government bonds. In an environment of expanding economic growth, we saw better return potential from the credit-sensitive segments of the market. While Treasuries finished with a positive total return, they indeed trailed corporate, high yield and emerging-market debt—a tailwind for the fund's relative performance.

Over 10% of the fund was invested in the securitized sectors of the market: mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities. The fund held a lower weighting in these sectors than their respective representations within the Barclays U.S. Government/Credit Bond Index due to our emphasis on corporate and high-yield issues.

What factors detracted from performance?

Among individual securities, the bonds of Corporacion Geo SAB de CV—a Mexican homebuilder that saw its bonds downgraded after it announced a debt restructuring—was a large detractor from performance. Many of the fund's holdings in the mining industry also experienced price declines, as the sharp downturn in raw materials prices pressured their earnings outlook. Similarly, the falling prices of oil and natural gas led to weakness for the fund's investments in the energy sector. Arch Coal, Inc. and Samson Investment Company were among the fund's largest detractors in mining and energy.

Can you explain the fund's use of leverage?

As of October 31, 2014, the fund had $86.9 million outstanding under its committed line of credit for investing purposes. The primary aim of this line is to support the fund's yield by investing in securities whose distribution rates exceed the fund's borrowing costs. The fund has entered into interest rate swaps which would help offset some of the increased costs of leverage the fund may experience if interest rates rise.

What are some of the reasons behind the fund's current positioning?

During the latter part of the period, our portfolio shifts were geared toward proactively managing risk. We no longer saw as many compelling values in many lower-rated securities within the high-yield market, so we elected to reduce the fund's weighting in bonds rated CCC and below and rotate toward somewhat higher-rated issuers. We were also more selective in our participation in new corporate debt offerings, and we maintained a fairly short duration (interest-rate sensitivity). As of October 31, 2014, the fund's duration stood at 4.2 years. In comparison, the Barclays U.S. Government/Credit Bond Index was 6.0 years.

We believe this is the appropriate duration positioning given our view on the likely direction of U.S. Federal Reserve (Fed) policy. The Fed announced the end of its quantitative easing policy following its October 29—30 meeting, and it appears likely that the central bank will enact its first rate hike late in 2015 depending on labor and inflation data. Even if the Fed doesn't raise rates as soon as expected, we believe market yields will likely begin to rise in anticipation of eventual Fed action. We therefore kept the fund's interest-rate sensitivity below that of the market and focused our efforts on generating outperformance by taking on credit risk. This approach allowed the fund to generate

QUALITY COMPOSITION AS OF 10/31/14 (%)

an attractive yield and capitalize on continued strength in the economy, while minimizing the impact of volatility associated with the shifting outlook for Fed policy.

We continue to focus on using credit research to identify opportunities in the higher-yielding segments of the market. In an environment of more subdued price appreciation for bonds, yield could play an even more important role in total returns. The combination of gradual economic expansion, tame inflation, and low defaults would continue to support the performance of higher-yielding sectors. Corporate issues, in particular, appear well supported by the prospects of continued strength in corporate earnings.

MANAGED BY

Dennis F. McCafferty, CFA On the fund since 2013 Investing since 1995
John F. Addeo, CFA On the fund since 2012 Investing since 1984
Jeffrey N. Given, CFA On the fund since 2002 Investing since 1993

COUNTRY COMPOSITION AS OF 10/31/14 (%)

United States	69.9
Brazil	2.6
Luxembourg	2.4
Ireland	2.1
Mexico	2.0
Canada	1.9
Cayman Islands	1.8
Netherlands	1.7
Jamaica	1.7
United Kingdom	1.2
Other countries	12.7
Total	100.0
As a percentage of total investments.

The views expressed in this report are exclusively those of Jeffrey N. Given, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Fund's investments

As of 10-31-14
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 121.3% (79.2% of Total investments)				$208,604,525
(Cost $209,031,227)
Consumer discretionary 17.0%				29,232,905
Auto components 1.4%
American Axle & Manufacturing, Inc. (Z)	6.250	03-15-21	1,000,000	1,049,985
The Goodyear Tire & Rubber Company (Z)	7.000	05-15-22	1,200,000	1,305,000
Automobiles 0.8%
Chrysler Group LLC (Z)	8.250	06-15-21	1,240,000	1,385,700
Hotels, restaurants and leisure 2.0%
GLP Capital LP (Z)	4.875	11-01-20	1,285,000	1,336,400
Grupo Posadas SAB de CV (S)(Z)	7.875	11-30-17	600,000	568,500
Mohegan Tribal Gaming Authority	9.750	09-01-21	1,500,000	1,545,000
Waterford Gaming LLC (H)(S)	8.625	09-15-49	452,760	36,583
Household durables 1.4%
Corporacion GEO SAB de CV (H)(S)	9.250	06-30-20	1,000,000	85,000
Modular Space Corp. (S)(Z)	10.250	01-31-19	895,000	912,900
Standard Pacific Corp. (Z)	8.375	05-15-18	140,000	162,050
William Lyon Homes, Inc. (Z)	5.750	04-15-19	1,300,000	1,293,500
Internet and catalog retail 0.6%
QVC, Inc. (Z)	5.950	03-15-43	1,000,000	1,008,076
Media 8.6%
AMC Entertainment, Inc.	5.875	02-15-22	960,000	979,200
CBS Outdoor Americas Capital LLC (S)	5.250	02-15-22	900,000	929,250
CBS Outdoor Americas Capital LLC (S)(Z)	5.625	02-15-24	900,000	938,250
CCOH Safari LLC	5.750	12-01-24	1,000,000	1,007,500
Cinemark USA, Inc. (Z)	7.375	06-15-21	365,000	391,463
DIRECTV Holdings LLC (Z)	5.875	10-01-19	355,000	407,708
DISH DBS Corp. (Z)	6.750	06-01-21	2,425,000	2,691,750
iHeartCommunications, Inc. (Z)	11.250	03-01-21	1,500,000	1,586,250
iHeartCommunications, Inc., PIK (Z)	14.000	02-01-21	2,040,200	1,774,974
Myriad International Holdings BV (S)(Z)	6.000	07-18-20	440,000	477,400
Numericable Group SA (S)	6.250	05-15-24	200,000	205,750
Sinclair Television Group, Inc.	6.375	11-01-21	830,000	865,275
Time Warner Cable, Inc. (Z)	8.250	04-01-19	375,000	465,673
Videotron, Ltd.	6.375	12-15-15	300,000	300,780
WMG Acquisition Corp. (S)(Z)	6.000	01-15-21	868,000	889,700
WMG Acquisition Corp. (S)	6.750	04-15-22	820,000	807,700
Specialty retail 1.2%
Jo-Ann Stores Holdings, Inc., PIK (S)	9.750	10-15-19	1,000,000	920,000
L Brands, Inc.	6.950	03-01-33	660,000	686,400
Outerwall, Inc. (Z)	6.000	03-15-19	500,000	493,750

8SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Textiles, apparel and luxury goods 1.0%
Hot Topic, Inc. (S)(Z)	9.250	06-15-21	1,100,000	$1,182,500
Quiksilver, Inc. (S)	7.875	08-01-18	595,000	542,938
Consumer staples 4.1%				6,992,331
Beverages 2.5%
Ajecorp BV (S)(Z)	6.500	05-14-22	1,000,000	920,000
Corporacion Lindley SA (S)(Z)	4.625	04-12-23	1,000,000	971,250
Cott Beverages, Inc. (S)(Z)	5.375	07-01-22	500,000	495,000
Crestview DS Merger Sub II, Inc.	10.000	09-01-21	1,005,000	1,110,525
SABMiller Holdings, Inc. (S)(Z)	3.750	01-15-22	750,000	774,331
Food and staples retailing 0.7%
Aramark Services, Inc.	5.750	03-15-20	170,000	177,650
Office Depot de Mexico SA de CV (S)	6.875	09-20-20	610,000	651,175
Tops Holding Corp.	8.875	12-15-17	400,000	411,000
Food products 0.4%
Marfrig Holding Europe BV (S)(Z)	8.375	05-09-18	600,000	631,500
Tobacco 0.5%
Lorillard Tobacco Company (Z)	6.875	05-01-20	720,000	849,900
Energy 16.8%				28,927,142
Energy equipment and services 4.0%
Astoria Depositor Corp. (S)	8.144	05-01-21	510,000	540,600
EDC Finance, Ltd. (S)(Z)	4.875	04-17-20	1,000,000	905,000
Key Energy Services, Inc. (Z)	6.750	03-01-21	1,000,000	890,000
Nostrum Oil & Gas Finance BV (S)	6.375	02-14-19	1,000,000	1,002,500
Offshore Group Investment, Ltd. (Z)	7.125	04-01-23	2,000,000	1,650,000
Permian Holdings, Inc. (S)(Z)	10.500	01-15-18	800,000	800,000
RKI Exploration & Production LLC (S)	8.500	08-01-21	565,000	552,288
TMK OAO (S)(Z)	6.750	04-03-20	600,000	540,750
Oil, gas and consumable fuels 12.8%
American Energy-Permian Basin LLC (S)	7.125	11-01-20	500,000	439,688
Arch Coal, Inc. (S)(Z)	8.000	01-15-19	1,540,000	1,001,000
Carrizo Oil & Gas, Inc. (Z)	7.500	09-15-20	960,000	969,600
Clayton Williams Energy, Inc. (Z)	7.750	04-01-19	1,070,000	1,060,638
CNOOC Finance 2012, Ltd. (S)(Z)	5.000	05-02-42	1,000,000	1,083,322
Consolidated Energy Finance Company (S)	6.750	10-15-19	500,000	508,750
Energy XXI Gulf Coast, Inc. (S)	6.875	03-15-24	405,000	319,950
EV Energy Partners LP (Z)	8.000	04-15-19	405,000	398,925
Global Partners LP (S)	6.250	07-15-22	790,000	782,100
Indo Energy Finance II BV (S)	6.375	01-24-23	300,000	242,250
KazMunayGas National Company (S)	4.875	05-07-25	1,435,000	1,426,275
Linn Energy LLC	6.500	09-15-21	965,000	882,975
Lukoil International Finance BV (S)(Z)	4.563	04-24-23	1,000,000	907,352

SEE NOTES TO FINANCIAL STATEMENTS9

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
MarkWest Energy Partners LP	6.500	08-15-21	725,000	$775,750
Pacific Rubiales Energy Corp. (S)	5.125	03-28-23	705,000	675,038
Pan American Energy LLC (S)(Z)	7.875	05-07-21	1,100,000	1,168,750
Petrobras International Finance Company (Z)	5.375	01-27-21	500,000	511,930
Petroleos de Venezuela SA (S)	8.500	11-02-17	1,000,000	757,400
Plains All American Pipeline LP (Z)	6.500	05-01-18	1,000,000	1,149,874
Plains Exploration & Production Company (Z)	6.875	02-15-23	1,050,000	1,187,487
Rex Energy Corp. (S)	6.250	08-01-22	630,000	592,200
Samson Investment Company (Z)	9.750	02-15-20	1,885,000	1,366,625
Tesoro Logistics LP (S)	6.250	10-15-22	250,000	258,750
Tullow Oil PLC (S)(Z)	6.000	11-01-20	1,750,000	1,636,250
Tullow Oil PLC (S)(Z)	6.250	04-15-22	500,000	465,000
Valero Energy Corp. (Z)	4.500	02-01-15	205,000	206,835
Valero Energy Corp.	6.125	02-01-20	205,000	238,765
W&T Offshore, Inc. (Z)	8.500	06-15-19	675,000	658,125
WPX Energy, Inc.	5.250	09-15-24	384,000	374,400
Financials 21.1%				36,273,068
Banks 6.4%
Alfa Bank OJSC (S)(Z)	7.750	04-28-21	300,000	304,125
Banco Bradesco SA (S)(Z)	5.750	03-01-22	500,000	528,450
Banco Regional SAECA (S)	8.125	01-24-19	400,000	434,000
Barclays Bank PLC (S)(Z)	10.179	06-12-21	195,000	261,821
Credit Agricole SA (7.875% to 1-23-24, then 5 year U.S. Swap Rate + 4.898%) (Q)(S)	7.875	01-23-24	500,000	516,100
GTB Finance B.V. (S)(Z)	7.500	05-19-16	285,000	295,118
JPMorgan Chase & Company (Z)	3.450	03-01-16	2,000,000	2,066,352
National City Bank of Indiana (Z)	4.250	07-01-18	2,000,000	2,147,730
Sberbank of Russia (S)(Z)	6.125	02-07-22	1,000,000	996,250
Societe Generale SA (6.000% to 1-27-20, then 5 Year U.S. Swap Rate + 4.067%) (Q)(S)	6.000	01-27-20	1,250,000	1,178,125
State Bank of India (S)(Z)	4.500	07-27-15	500,000	511,824
VTB Bank OJSC (9.500% to 12-6-22, then 10 Year U.S. Treasury + 8.067%) (Q)(S)	9.500	12-06-22	1,000,000	922,500
Wells Fargo & Company (5.900% to 6-15-24, then 3 month LIBOR + 3.110%) (Q)(Z)	5.900	06-15-24	760,000	781,356
Capital markets 4.0%
E*TRADE Financial Corp. (Z)	6.375	11-15-19	1,000,000	1,066,250
Morgan Stanley (Z)	3.800	04-29-16	1,000,000	1,039,448
Morgan Stanley (Z)	5.750	01-25-21	1,000,000	1,147,930
Morgan Stanley (5.450% to 7-15-19, then 3 month LIBOR + 3.610%) (Q)	5.450	07-15-19	500,000	502,344
The Goldman Sachs Group, Inc. (Z)	5.250	07-27-21	990,000	1,103,339
The Goldman Sachs Group, Inc. (Z)	6.250	09-01-17	1,000,000	1,120,903

10SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Capital markets (continued)
Walter Investment Management Corp. (S)(Z)	7.875	12-15-21	875,000	$824,688
Consumer finance 3.7%
Credit Acceptance Corp. (S)	6.125	02-15-21	565,000	584,775
Enova International, Inc. (S)	9.750	06-01-21	665,000	674,975
First Cash Financial Services, Inc.	6.750	04-01-21	455,000	476,613
Navient LLC (Z)	8.450	06-15-18	485,000	554,840
Springleaf Finance Corp.	6.900	12-15-17	750,000	817,500
Springleaf Finance Corp.	8.250	10-01-23	500,000	573,750
Trust F/1401 (S)	5.250	12-15-24	2,475,000	2,611,125
Diversified financial services 2.8%
CorpGroup Banking SA (S)(Z)	6.750	03-15-23	1,000,000	997,782
Corporacion Andina de Fomento (Z)	3.750	01-15-16	690,000	713,820
Gruposura Finance (S)(Z)	5.700	05-18-21	440,000	479,600
Leucadia National Corp. (Z)	5.500	10-18-23	1,000,000	1,047,074
Nationstar Mortgage LLC	7.875	10-01-20	750,000	736,875
Nielsen Finance LLC (S)	5.000	04-15-22	800,000	812,000
Insurance 2.4%
Aquarius + Investments PLC (6.375% to 09/01/2019, then 5 Year U.S. Swap Rate + 5.210%)	6.375	09-01-24	1,000,000	1,042,500
CNA Financial Corp. (Z)	7.350	11-15-19	655,000	793,565
Lincoln National Corp. (7.000% to 5-17-16, then 3 month LIBOR + 2.358%) (Z)	7.000	05-17-66	370,000	379,250
MetLife, Inc. (Z)	6.817	08-15-18	1,000,000	1,172,455
Symetra Financial Corp. (8.300% to 10-15-17, then 3 month LIBOR + 4.177%) (S)	8.300	10-15-37	520,000	540,800
Willis North America, Inc. (Z)	7.000	09-29-19	215,000	251,151
Real estate investment trusts 1.4%
Crown Castle Towers LLC (S)(Z)	4.883	08-15-20	750,000	827,816
DuPont Fabros Technology LP	5.875	09-15-21	835,000	868,400
Iron Mountain, Inc. (Z)	8.375	08-15-21	417,000	433,680
Plum Creek Timberlands LP (Z)	5.875	11-15-15	345,000	362,319
Real estate management and development 0.4%
Forestar USA Real Estate Group, Inc. (S)	8.500	06-01-22	300,000	306,750
General Shopping Investments, Ltd. (12.000% to 3-20-17, then 5 Year USGG + 11.052%) (Q)(S)	12.000	03-20-17	500,000	465,000
Health care 8.3%				14,286,784
Health care providers and services 5.1%
AmerisourceBergen Corp. (Z)	3.500	11-15-21	1,000,000	1,035,745
BioScrip, Inc. (S)	8.875	02-15-21	1,000,000	1,020,000
Community Health Systems, Inc.	5.125	08-01-21	200,000	209,000
Community Health Systems, Inc.	6.875	02-01-22	900,000	969,750
Covenant Surgical Partners, Inc. (S)	8.750	08-01-19	250,000	250,000

SEE NOTES TO FINANCIAL STATEMENTS11

	Rate (%)	Maturity date	Par value^		Value
Health care (continued)
Health care providers and services (continued)
DaVita Healthcare Partners, Inc. (Z)	5.125	07-15-24		1,395,000	$1,422,900
Gentiva Health Services, Inc.	11.500	09-01-18		500,000	535,625
HCA, Inc.	5.250	04-15-25		1,300,000	1,347,125
HCA, Inc. (Z)	7.500	02-15-22		130,000	150,963
Select Medical Corp. (Z)	6.375	06-01-21		1,475,000	1,508,188
Tenet Healthcare Corp.	6.000	10-01-20		305,000	327,875
Pharmaceuticals 3.2%
Endo Finance LLC (S)(Z)	7.250	01-15-22		1,345,000	1,435,788
Grifols Worldwide Operations, Ltd. (S)(Z)	5.250	04-01-22		500,000	512,500
Mallinckrodt International Finance SA (S)	5.750	08-01-22		710,000	743,725
Salix Pharmaceuticals, Ltd. (S)	6.000	01-15-21		600,000	649,500
Valeant Pharmaceuticals International, Inc. (S)	5.625	12-01-21		2,190,000	2,168,100
Industrials 12.8%					21,923,486
Aerospace and defense 1.7%
Ducommun, Inc. (Z)	9.750	07-15-18		160,000	174,400
LMI Aerospace, Inc. (S)	7.375	07-15-19		1,910,000	1,910,000
TransDigm, Inc.	6.500	07-15-24		750,000	772,500
Airlines 3.4%
Air Canada (S)(Z)	8.750	04-01-20		1,000,000	1,097,500
Air Canada 2013-1 Class C Pass Through Trust (S)(Z)	6.625	05-15-18		1,000,000	1,028,100
American Airlines 2013-2 Class B Pass Through Trust (S)	5.600	07-15-20		684,949	698,648
Continental Airlines 1999-1 Class A Pass Through Trust (Z)	6.545	02-02-19		168,004	184,805
Continental Airlines 2000-2 Class B Pass Through Trust (Z)	8.307	04-02-18		52,438	56,764
Delta Air Lines 2007-1 Class A Pass Through Trust (Z)	6.821	08-10-22		585,008	675,684
TAM Capital 3, Inc. (S)(Z)	8.375	06-03-21		505,000	540,350
TAM Capital, Inc. (Z)	7.375	04-25-17		1,000,000	1,051,860
UAL 2009-1 Pass Through Trust (Z)	10.400	11-01-16		139,696	154,364
UAL 2009-2A Pass Through Trust (Z)	9.750	01-15-17		385,838	428,280
Building products 0.6%
Associated Materials LLC (Z)	9.125	11-01-17		1,000,000	977,500
Commercial services and supplies 0.1%
Garda World Security Corp. (S)	7.250	11-15-21		220,000	218,900
Industrial conglomerates 0.8%
Odebrecht Finance, Ltd. (S)	8.250	04-25-18	BRL	2,250,000	810,414
Tenedora Nemak SA de CV (S)	5.500	02-28-23		500,000	519,850
Machinery 1.5%
Trinity Industries, Inc.	4.550	10-01-24		2,640,000	2,575,038
Marine 1.7%
Global Ship Lease, Inc. (S)	10.000	04-01-19		350,000	356,125
Navios Maritime Acquisition Corp. (S)(Z)	8.125	11-15-21		830,000	844,525
Navios Maritime Holdings, Inc. (S)(Z)	7.375	01-15-22		870,000	874,350

12SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Marine (continued)
Navios South American Logistics, Inc. (S)	7.250	05-01-22	805,000	$811,038
Oil, gas and consumable fuels 0.6%
Teekay Offshore Partners LP	6.000	07-30-19	1,085,000	1,048,381
Road and rail 0.6%
The Hertz Corp. (Z)	6.250	10-15-22	1,000,000	1,020,000
Trading companies and distributors 0.8%
Aircastle, Ltd. (Z)	5.125	03-15-21	1,420,000	1,437,750
Transportation infrastructure 1.0%
CHC Helicopter SA (Z)	9.250	10-15-20	1,548,000	1,656,360
Information technology 3.7%				6,446,040
Electronic equipment, instruments and components 0.6%
Viasystems, Inc. (S)(Z)	7.875	05-01-19	1,000,000	1,060,000
Internet software and services 0.5%
Ancestry.com, Inc., PIK (S)	9.625	10-15-18	220,000	219,450
IAC/InterActiveCorp (Z)	4.875	11-30-18	615,000	633,450
IT services 0.4%
Brightstar Corp. (S)(Z)	9.500	12-01-16	700,000	736,890
Semiconductors and semiconductor equipment 1.8%
Advanced Micro Devices, Inc.	7.000	07-01-24	1,150,000	1,009,125
Micron Technology, Inc. (S)(Z)	5.500	02-01-25	2,000,000	2,025,000
Software 0.4%
First Data Corp.	11.750	08-15-21	650,000	762,125
Materials 18.9%				32,461,301
Building materials 0.5%
Building Materials Corp. of America (S)	5.375	11-15-24	865,000	867,163
Chemicals 3.6%
Ashland, Inc.	6.875	05-15-43	1,000,000	1,087,500
Braskem Finance, Ltd. (Z)	6.450	02-03-24	1,295,000	1,373,671
Huntsman International LLC (S)	5.125	11-15-22	860,000	865,375
Rayonier AM Products, Inc. (S)(Z)	5.500	06-01-24	1,345,000	1,271,025
Rentech Nitrogen Partners LP (S)	6.500	04-15-21	430,000	414,950
Rockwood Specialties Group, Inc.	4.625	10-15-20	1,225,000	1,278,900
Construction materials 2.6%
Cementos Progreso Trust (S)(Z)	7.125	11-06-23	1,195,000	1,284,625
Cemex Finance LLC (S)	6.000	04-01-24	700,000	713,790
China Shanshui Cement Group, Ltd. (S)(Z)	8.500	05-25-16	350,000	362,250
Magnesita Finance, Ltd. (Q)(S)	8.625	04-05-17	1,000,000	1,000,000
US Concrete, Inc.	8.500	12-01-18	875,000	936,250
Vulcan Materials Company (Z)	7.500	06-15-21	120,000	139,800

SEE NOTES TO FINANCIAL STATEMENTS13

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Containers and packaging 1.2%
AEP Industries, Inc.	8.250	04-15-19	355,000	$366,538
Ardagh Finance Holdings SA, PIK (S)	8.625	06-15-19	540,000	552,155
Graphic Packaging International, Inc.	4.875	11-15-22	650,000	653,250
Graphic Packaging International, Inc. (Z)	7.875	10-01-18	236,000	245,912
Tekni-Plex, Inc. (S)	9.750	06-01-19	171,000	186,818
Metals and mining 9.5%
AngloGold Ashanti Holdings PLC (Z)	5.125	08-01-22	1,000,000	947,236
AngloGold Ashanti Holdings PLC (Z)	8.500	07-30-20	1,175,000	1,263,125
BlueScope Steel, Ltd. (S)(Z)	7.125	05-01-18	500,000	520,000
Cia Minera Ares SAC (S)(Z)	7.750	01-23-21	995,000	1,057,188
CSN Islands XI Corp. (S)(Z)	6.875	09-21-19	250,000	263,750
Evraz Group SA (S)(Z)	6.500	04-22-20	1,000,000	893,970
MMC Norilsk Nickel OJSC (S)(Z)	5.550	10-28-20	1,850,000	1,840,750
Rain CII Carbon LLC (S)(Z)	8.000	12-01-18	945,000	973,350
Rio Oil Finance Trust Series 2014-1 (S)(Z)	6.250	07-06-24	1,250,000	1,303,554
Rio Tinto Finance USA, Ltd. (Z)	7.125	07-15-28	710,000	921,336
Severstal OAO (S)	4.450	03-19-18	1,000,000	967,600
Steel Dynamics, Inc.	7.625	03-15-20	750,000	791,250
Thompson Creek Metals Company, Inc. (Z)	7.375	06-01-18	2,000,000	1,840,000
Thompson Creek Metals Company, Inc.	12.500	05-01-19	1,000,000	1,055,000
Vale Overseas, Ltd.	6.875	11-21-36	1,500,000	1,696,095
Paper and forest products 1.5%
Fibria Overseas Finance, Ltd.	5.250	05-12-24	1,250,000	1,274,625
Sappi Papier Holding GmbH (S)(Z)	7.750	07-15-17	600,000	645,000
Tembec Industries, Inc. (S)	9.000	12-15-19	600,000	607,500
Telecommunication services 14.4%				24,845,296
Diversified telecommunication services 6.5%
Frontier Communications Corp. (Z)	7.125	03-15-19	530,000	584,325
Frontier Communications Corp. (Z)	7.625	04-15-24	1,000,000	1,075,000
Frontier Communications Corp. (Z)	8.750	04-15-22	435,000	502,425
GTP Acquisition Partners I LLC (S)	7.628	06-15-16	620,000	653,117
Inmarsat Finance PLC (S)	4.875	05-15-22	810,000	810,000
Intelsat Luxembourg SA	8.125	06-01-23	1,000,000	1,062,500
T-Mobile USA, Inc.	6.125	01-15-22	250,000	259,063
T-Mobile USA, Inc. (Z)	6.250	04-01-21	800,000	835,000
T-Mobile USA, Inc.	6.375	03-01-25	700,000	719,250
T-Mobile USA, Inc.	6.625	04-01-23	245,000	258,475
T-Mobile USA, Inc.	6.731	04-28-22	805,000	851,288
T-Mobile USA, Inc. (Z)	6.836	04-28-23	855,000	904,163
Telecom Italia Capital SA	7.175	06-18-19	550,000	627,000
Wind Acquisition Finance SA (S)	7.375	04-23-21	1,000,000	977,500
Windstream Corp.	7.500	06-01-22	1,000,000	1,062,500

14SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Telecommunication services (continued)
Wireless telecommunication services 7.9%
Bharti Airtel International Netherlands BV (S)	5.125	03-11-23	600,000	$633,768
Colombia Telecomunicaciones SA ESP (S)(Z)	5.375	09-27-22	1,000,000	1,015,000
Digicel Group, Ltd. (S)(Z)	7.125	04-01-22	2,000,000	2,010,000
Digicel Group, Ltd. (S)(Z)	8.250	09-30-20	1,865,000	1,948,925
Digicel, Ltd. (S)	6.000	04-15-21	500,000	505,000
SBA Communications Corp. (S)	4.875	07-15-22	780,000	768,203
SBA Tower Trust (S)(Z)	2.933	12-15-17	380,000	385,069
SBA Tower Trust (S)(Z)	5.101	04-17-17	580,000	614,975
Sprint Communications, Inc.	6.000	11-15-22	2,000,000	1,995,000
Sprint Corp. (S)	7.250	09-15-21	700,000	740,250
Telefonica Celular del Paraguay SA (S)	6.750	12-13-22	1,000,000	1,052,500
VimpelCom Holdings BV (S)(Z)	7.504	03-01-22	2,000,000	1,995,000
Utilities 4.2%				7,216,172
Electric utilities 4.2%
Beaver Valley II Funding Corp.	9.000	06-01-17	60,000	63,602
BVPS II Funding Corp. (Z)	8.890	06-01-17	249,000	261,800
CE Generation LLC (Z)	7.416	12-15-18	339,550	336,155
Dynegy Finance I, Inc. (S)	7.625	11-01-24	980,000	1,038,800
Dynegy Finance I/II, Inc. (S)	7.375	11-01-22	690,000	729,675
Exelon Corp. (Z)	4.900	06-15-15	1,015,000	1,040,864
FPL Energy National Wind LLC (S)	5.608	03-10-24	70,475	69,070
Israel Electric Corp., Ltd. (S)(Z)	6.700	02-10-17	1,000,000	1,080,500
NRG Yield Operating LLC (S)	5.375	08-15-24	660,000	686,400
Perusahaan Listrik Negara PT (S)	5.500	11-22-21	1,500,000	1,593,750
PNPP II Funding Corp. (Z)	9.120	05-30-16	89,000	91,403
W3A Funding Corp. (Z)	8.090	01-02-17	224,168	224,153
Term loans (M) 0.0% (0.0% of Total investments)				$0
(Cost $248,529)
Industrials 0.0%				0
Airlines 0.0%
Global Aviation Holdings, Inc. (H)	0.000	07-31-17	51,038	0
Global Aviation Holdings, Inc. (H)	0.000	02-13-18	514,063	0
Capital preferred securities (a) 1.5% (1.0% of Total investments)				$2,520,708
(Cost $2,469,946)
Financials 1.5%				2,520,708
Banks 0.6%
HSBC Finance Capital Trust IX (5.911% to 11/30/2015, then 3 month LIBOR + 1.926%) (Z)	5.911	11-30-35	700,000	715,750
Mellon Capital IV (P)(Q)(Z)	4.000	12-08-14	400,000	328,000
Capital markets 0.9%
The Goldman Sachs Capital II (P)(Q)	4.000	12-08-14	983,000	739,216

SEE NOTES TO FINANCIAL STATEMENTS15

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Capital markets (continued)
The Goldman Sachs Capital III (P)(Q)(Z)	4.000	12-08-14	983,000	$737,742
U.S. Government and Agency obligations 16.7% (10.9% of Total investments)				$28,781,190
(Cost $28,405,064)
U.S. Government 3.4%				5,926,370
U.S. Treasury Notes
Note (Z)	1.375	01-31-20	4,750,000	4,672,072
Note (Z)	2.375	08-15-24	1,250,000	1,254,298
U.S. Government Agency 13.3%				22,854,820
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru (Z)	5.000	03-01-41	2,431,262	2,714,086
30 Yr Pass Thru (Z)	6.500	03-01-38	104,115	116,896
Federal National Mortgage Association
15 Yr Pass Thru (Z)	4.000	12-01-24	1,582,751	1,701,012
30 Yr Pass Thru (Z)	3.000	10-29-27	670,000	637,551
30 Yr Pass Thru (Z)	4.000	12-01-40	4,750,305	5,083,754
30 Yr Pass Thru (Z)	4.000	09-01-41	3,450,159	3,678,328
30 Yr Pass Thru (Z)	4.000	10-01-41	1,777,215	1,898,357
30 Yr Pass Thru (Z)	4.000	01-01-42	886,662	946,823
30 Yr Pass Thru (Z)	4.500	10-01-40	2,506,666	2,744,212
30 Yr Pass Thru (Z)	5.000	02-01-41	352,683	395,184
30 Yr Pass Thru (Z)	5.000	04-01-41	581,838	652,772
30 Yr Pass Thru (Z)	5.500	06-01-38	663,990	740,418
30 Yr Pass Thru (Z)	5.500	08-01-40	193,653	216,186
30 Yr Pass Thru (Z)	6.500	07-01-36	228,554	259,227
30 Yr Pass Thru (Z)	6.500	10-01-37	134,298	152,393
30 Yr Pass Thru (Z)	6.500	01-01-39	808,420	917,621
Foreign government obligations 1.0% (0.7% of Total investments)				$1,794,787
(Cost $1,720,637)
Argentina 0.3%				529,142
Provincia de Neuquen (S)	7.875	04-26-21	537,200	529,142
Dominican Republic 0.6%				1,055,000
Government of Dominican Republic (S)(Z)	5.875	04-18-24	1,000,000	1,055,000
South Korea 0.1%				210,645
Korea Development Bank (Z)	4.375	08-10-15	205,000	210,645
Collateralized mortgage obligations 4.0% (2.6% of Total investments)				$6,936,542
(Cost $5,841,537)
Commercial and residential 2.5%				4,320,977
American Home Mortgage Assets Trust Series 2006-6, Class XP IO	2.328	12-25-46	4,614,847	378,686

16SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-2, Class A1 (P)	2.600	03-25-35	378,372	$382,077
Bear Stearns Asset Backed Securities Trust (P) Series 2004-AC5, Class A1	5.750	10-25-34	309,416	317,605
Commercial Mortgage Pass Through Certificates Series 2012-LC4, Class C (P)	5.649	12-10-44	290,000	323,742
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust Series 2004-4, Class 2AR1 (P)	0.733	06-25-34	465,665	430,138
Extended Stay America Trust Series 2013-ESFL, Class DFL (P) (S)	3.335	12-05-31	475,000	475,365
GSR Mortgage Loan Trust Series 2006-4F, Class 6A1	6.500	05-25-36	5,521	4,182
HarborView Mortgage Loan Trust
Series 2005-8, Class 1X IO	2.083	09-19-35	2,701,390	145,510
Series 2007-3, Class ES IO (S)	0.350	05-19-47	5,741,195	61,000
Series 2007-4, Class ES IO	0.349	07-19-47	6,141,907	61,419
Series 2007-6, Class ES IO (S)	0.342	08-19-37	4,793,035	50,926
Hilton USA Trust Series 2013-HLF, Class EFL (P) (S)	3.919	11-05-30	840,000	840,009
IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 1X IO	2.028	10-25-36	7,660,868	616,309
Series 2005-AR18, Class 2X IO	1.681	10-25-36	6,788,326	234,009
U.S. Government Agency 1.5%				2,615,565
Federal Home Loan Mortgage Corp.
Series 290, Class IO IO	3.500	11-15-32	3,099,323	574,997
Series 3830, Class NI IO	4.500	01-15-36	2,539,813	245,961
Series K017, Class X1 IO	1.435	12-25-21	2,827,394	227,653
Series K709, Class X1 IO	1.537	03-25-19	3,217,548	185,524
Series K710, Class X1 IO	1.779	05-25-19	2,450,768	167,402
Federal National Mortgage Association
Series 2012-118, Class IB IO	3.500	11-25-42	1,277,739	277,397
Series 402, Class 3 IO	4.000	11-25-39	406,241	78,443
Series 402, Class 4 IO	4.000	10-25-39	628,271	129,368
Series 407, Class 15 IO	5.000	01-25-40	647,365	136,850
Series 407, Class 21 IO	5.000	01-25-39	310,908	42,817
Series 407, Class 7 IO	5.000	03-25-41	559,568	124,975
Series 407, Class 8 IO	5.000	03-25-41	148,200	32,069
Series 407, Class C6 IO	5.500	01-25-40	1,014,858	232,231
Government National Mortgage Association Series 2012-114, Class IO IO	1.030	01-16-53	1,871,007	159,878

SEE NOTES TO FINANCIAL STATEMENTS17

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities 0.5% (0.3% of Total investments)				$829,203
(Cost $801,816)
ContiMortgage Home Equity Loan Trust Series 1995-2, Class A5	8.100	08-15-25	26,411	25,427
Sonic Capital LLC Series 2011-1A, Class A2 (S)	5.438	05-20-41	404,082	429,441
Westgate Resorts LLC Series 2012-2A, Class B (S)	4.500	01-20-25	368,916	374,335
			Shares	Value
Common stocks 0.0% (0.0% of Total investments)				$0
(Cost $593,666)
Consumer discretionary 0.0%				0
Media 0.0%
Vertis Holdings, Inc. (I)			34,014	0
Industrials 0.0%				0
Airlines 0.0%
Global Aviation Holdings, Inc., Class A (I)			82,159	0
			Shares	Value
Preferred securities (b) 2.9% (1.9% of Total investments)				$4,931,204
(Cost $4,827,663)
Consumer staples 0.4%				610,698
Food products 0.4%
	Tyson Foods, Inc., 4.750%		12,175	610,698
Financials 1.3%				2,237,862
Banks 0.5%
	FNB Corp. (7.250% to 2-15-24, then 3 month LIBOR + 4.600%) (Z)		30,175	819,855
Consumer finance 0.7%
	Ally Financial, Inc., 7.000% (S)		1,250	1,251,875
Real estate investment trusts 0.1%
	Crown Castle International Corp., 4.500%		1,635	166,132
Utilities 1.2%				2,082,644
Electric utilities 0.3%
	Exelon Corp., 6.500%		9,645	508,099
Multi-utilities 0.9%
	Dominion Resources, Inc., 6.375% (Z)		31,272	1,574,545

18SEE NOTES TO FINANCIAL STATEMENTS

	Par value	Value
Short-term investments 5.3% (3.4% of Total investments)		$9,055,000
(Cost $9,055,000)
Repurchase agreement 5.3%		9,055,000
Repurchase Agreement with State Street Corp. dated 10-31-14 at 0.000% to be repurchased at $9,055,000 on 11-3-14, collateralized by $9,415,000 U.S. Treasury Notes, 0.625% due 4-30-18 (valued at $9,238,940, including interest)	9,055,000	9,055,000
Total investments (Cost $262,995,085)† 153.2%		$263,453,159
Other assets and liabilities, net (53.2%)		($91,506,458)
Total net assets 100.0%		$171,946,701

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund.
^	All par values are denominated in U.S. dollars unless otherwise indicated.
BRL	Brazilian Real
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). The coupon rate shown represents the rate at period end.
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
USGG	U.S. Generic Government Yield Index
(a)	Includes hybrid securities with characteristics of both equity and debt that trade with, and pay, interest income.
(b)	Includes preferred stocks and hybrid securities with characteristics of both equity and debt that pay dividends on a periodic basis.
(H)	Non-income producing - Issuer is in default.
(I)	Non-income producing security.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $106,114,725 or 61.7% of the fund's net assets as of 10-31-14.
(Z)	All or a portion of this security is segregated as collateral pursuant to the Credit Facility Agreement. Total collateral value at 10-31-14 was $149,770,827.
†	At 10-31-14, the aggregate cost of investment securities for federal income tax purposes was $263,690,493. Net unrealized depreciation aggregated $237,334, of which $7,532,189 related to appreciated investment securities and $7,769,523 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS19

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-14

Assets
Investments, at value (Cost $262,995,085)	$263,453,159
Cash	37,677
Foreign currency, at value (Cost $76,218)	74,912
Cash collateral for swap contracts	280,000
Receivable for investments sold	5,858,690
Receivable for forward foreign currency exchange contracts	5,199
Dividends and interest receivable	3,870,778
Other receivables and prepaid expenses	160,091
Total assets	273,740,506
Liabilities
Credit facility agreement payable	86,900,000
Payable for investments purchased	14,159,863
Payable for forward foreign currency exchange contracts	229
Swap contracts, at value	565,163
Interest payable	48,009
Payable to affiliates
Accounting and legal services fees	2,654
Other liabilities and accrued expenses	117,887
Total liabilities	101,793,805
Net assets	$171,946,701
Net assets consist of
Paid-in capital	$178,170,475
Undistributed net investment income	1,357,127
Accumulated net realized gain (loss) on investments, foreign currency transactions and swap agreements	(7,477,476)
Net unrealized appreciation (depreciation) on investments, translation of assets and liabilities in foreign currencies and swap agreements	(103,425)
Net assets	$171,946,701

20SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on 8,791,425 shares of beneficial interest outstanding — unlimited number of shares authorized with no par value	$19.56

SEE NOTES TO FINANCIAL STATEMENTS21

STATEMENT OF OPERATIONS  For the year ended 10-31-14

Investment income
Interest	$16,130,181
Dividends	130,378
Total investment income	16,260,559
Expenses
Investment management fees	1,375,986
Accounting and legal services fees	43,925
Transfer agent fees	73,892
Trustees' fees	43,184
Printing and postage	67,213
Professional fees	144,338
Custodian fees	25,027
Stock exchange listing fees	19,994
Interest expense	564,117
Other	44,057
Total expenses	2,401,733
Less expense reductions	(6,505)
Net expenses	2,395,228
Net investment income	13,865,331
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	4,627,754
Swap contracts	(451,740)
4,176,014
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(5,680,236)
Swap contracts	246,065
(5,434,171)
Net realized and unrealized loss	(1,258,157)
Increase in net assets from operations	$12,607,174

22SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-14	Year ended 10-31-13
Increase (decrease) in net assets
From operations
Net investment income	$13,865,331	$14,005,643
Net realized gain	4,176,014	1,357,599
Change in net unrealized appreciation (depreciation)	(5,434,171)	(6,564,239)
Increase in net assets resulting from operations	12,607,174	8,799,003
Distributions to shareholders
From net investment income	(14,364,537)	(14,900,053)
From fund share transactions
Issued in shelf offering	319,029	1,722,799
Issued pursuant to Dividend Reinvestment Plan	505,005	855,166
Total from fund share transactions	824,034	2,577,965
Total decrease	(933,329)	(3,523,085)
Net assets
Beginning of year	172,880,030	176,403,115
End of year	$171,946,701	$172,880,030
Undistributed net investment income	$1,357,127	$1,492,578
Share activity
Shares outstanding
Beginning of year	8,750,917	8,631,305
Issued in shelf offering	15,386	78,325
Issued pursuant to Dividend Reinvestment Plan	25,122	41,287
End of year	8,791,425	8,750,917

SEE NOTES TO FINANCIAL STATEMENTS23

STATEMENT OF CASH FLOWS For the year ended 10-31-14

Cash flows from operating activities
Net increase in net assets from operations	$12,607,174
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(185,616,139)
Long-term investments sold	181,949,421
Increase in short-term investments	(9,055,000)
Net amortization of premium (discount)	1,763,533
Increase in foreign currency	(74,912)
Increase in dividends and interest receivable	(134,491)
Increase in payable for investments purchased	11,721,818
Decrease in payable for delayed delivery securities purchased	(1,407,935)
Increase in receivable for investments sold	(959,340)
Decrease in receivable for delayed delivery securities sold	1,001,341
Decrease in cash segregated at custodian for swap contracts	270,000
Increase in unrealized appreciation for forward foreign currency exchange contracts	(4,970)
Decrease in other receivables and prepaid assets	10,066
Decrease in unrealized depreciation of swap contracts	(246,065)
Decrease in payable to affiliates	(15,950)
Decrease in interest payable	(196)
Decrease in due to custodian	(305,782)
Increase in other liabilities and accrued expenses	30,293
Net change in unrealized (appreciation) depreciation on investments	5,683,904
Net realized gain on investments	(4,638,590)
Net cash provided by operating activities	$12,578,180
Cash flows from financing activities
Borrowings from credit facility agreement payable	$1,000,000
Fund shares issued in shelf offering	319,029
Cash distributions to common shareholders net of reinvestments	(13,859,532)
Net cash used in financing activities	($12,540,503)
Net increase in cash	$37,677
Cash at beginning of period	—
Cash at end of period	$37,677
Supplemental disclosure of cash flow information
Cash paid for interest	$564,313
Noncash financing activities not included herein consist of reinvestment of distributions	$505,005

24SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

COMMON SHARES Period Ended	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$19.76	$20.44	$19.19	$20.11	$18.03
Net investment income[1]	1.58	1.61	1.88	1.93	2.15
Net realized and unrealized gain (loss) on investments	(0.14)	(0.59)	1.30	(0.88)	2.00
Total from investment operations	1.44	1.02	3.18	1.05	4.15
Less distributions to common shareholders
From net investment income	(1.64)	(1.71)	(1.94)	(1.97)	(2.07)
Anti-dilutive impact of shelf offering	— [2]	0.01	0.01	—	—
Net asset value, end of period	$19.56	$19.76	$20.44	$19.19	$20.11
Per share market value, end of period	$19.06	$19.30	$22.24	$21.82	$21.13
Total return at net asset value (%)[3,4]	7.65	5.09	16.14	4.90	23.81
Total return at market value (%)[4]	7.40	(5.66)	11.13	13.52	32.29
Ratios and supplemental data
Net assets applicable to common shares, end of period (in millions)	$172	$173	$176	$164	$171
Ratios (as a percentage of average net assets):
Expenses before reductions	1.38	1.41	1.57	1.62	1.93
Expenses including reductions [5]	1.37	1.41	1.57	1.62	1.93
Net investment income	7.94	8.00	9.65	9.63	11.33
Portfolio turnover (%)	71	61	56	45	71
Senior securities
Total debt outstanding end of period (in millions)	$87	$86	$86	$88	$80
Asset coverage per $1,000 of debt[6]	$2,979	$3,013	$3,054	$2,871	$3,136

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Total return based on net asset value reflects changes in fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund's shares traded during the period.
5	Expenses including reductions excluding interest expense were 1.05%, 1.07%, 1.07%,1.04% and 1.12% for the periods ended 10-31-14, 10-31-13, 10-31-12, 10-31-11 and 10-31-10, respectively.
6	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 7). As debt outstanding changes, level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

SEE NOTES TO FINANCIAL STATEMENTS25

Notes to financial statements

Note 1 — Organization

John Hancock Investors Trust (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

In 2012, the fund filed a registration statement with the Securities and Exchange Commission, registering an additional 1,000,000 common shares through an equity shelf offering program. Under this program, the fund, subject to market conditions, may raise additional equity capital from time to time by offering new common shares at a price equal to or above the fund's net asset value per common share.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund intends to qualify as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Swaps are valued using evaluated prices obtained from an independent pricing vendor. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2014, by major security category or type:

	Total market value at 10-31-14	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Corporate bonds	$208,604,525	—	$208,567,942	$36,583
Capital preferred securities	2,520,708	—	2,520,708	—
U.S. Government and Agency obligations	28,781,190	—	28,781,190	—
Foreign government obligations	1,794,787	—	1,794,787	—
Collateralized mortgage obligations	6,936,542	—	6,763,197	173,345
Asset backed securities	829,203	—	829,203	—
Preferred securities	4,931,204	$2,859,474	2,071,730	—
Short-term investments	9,055,000	—	9,055,000	—
Total Investments in Securities	$263,453,159	$2,859,474	$260,383,757	$209,928
Other Financial Instruments
Forward Foreign Currency Contracts	$4,970	—	$4,970	—
Interest Rate Swaps	($565,163)	—	($565,163)	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the fund may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the fund may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

Overdrafts. Pursuant to the custodian agreement, the fund's custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of October 31, 2014, the fund has a capital loss carryforward of $6,936,994 available to offset future net realized capital gains. The following table details the capital loss carryforward available:

CAPITAL LOSS CARRYFORWARD EXPIRING AT OCTOBER 31
2015	2016	2017	2019
$1,304,634	$912,660	$2,675,603	$2,044,097

As of October 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly and capital gain distributions, if any, annually. The tax character of distributions for the years ended October 31, 2014 and 2013 was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$14,364,537	$14,900,053

As of October 31, 2014, the components of distributable earnings on a tax basis consisted of $1,362,097 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to derivative transactions and amortization and accretion on debt securities.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund's Statement of assets and liabilities and represents the cash on hand at the fund's custodian and does not include any short-term investments or cash segregated at the custodian for swap contracts.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts and certain swaps are typically traded through the OTC market and may be regulated by the Commodity Futures Trading Commission. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended October 31, 2014, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. During the year ended October 31, 2014, the fund held forward foreign currency contracts with U.S. dollar notional values ranging up to $679,100 as measured at each quarter end. The following table summarizes the contracts held at October 31, 2014.

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
CAD	380,000	USD	337,089	State Street Bank and Trust Company	12/10/2014	—	($229)	($229)
USD	342,059	CAD	380,000	Toronto Dominion Bank	12/10/2014	$5,199	—	5,199
						$5,199	($229)	$4,970

Currency Abbreviation
CAD	Canadian Dollar
USD	U.S. Dollar

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals. Swap agreements are privately negotiated in the OTC market or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the year ended October 31, 2014, the fund used interest rate swaps in anticipation of rising interest rates. The following table summarizes the interest rate swap contracts held as of October 31, 2014.

Counterparty	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Market value
Morgan Stanley Capital Services	$22,000,000	Fixed 1.442500%	3 Month LIBOR (a)	Aug 2016	($383,900)
Morgan Stanley Capital Services	22,000,000	Fixed 1.093750%	3 Month LIBOR (a)	May 2017	(181,263)
Total	$44,000,000				($565,163)

(a) At 10-31-14, the 3-month LIBOR rate was 0.23210%

No interest rate swap positions were entered into or closed during the year ended October 31, 2014.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at October 31, 2014 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivative fair value
Foreign currency contracts	Receivable/payable for forward foreign contracts	Forward foreign currency	$5,199	($229)
Interest rate contracts	Swap contracts, at value	Interest rate swaps	—	(565,163)
Total			$5,199	($565,392)

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2014:

Risk	Statement of operations location	Swap contracts	Investments and foreign currency transactions*	Total
Interest rate contracts	Net realized gain (loss)	($451,740)	—	($451,740)
Foreign currency contracts	Net realized gain (loss)	—	$460	460
Total		($451,740)	$460	($451,280)

* Realized gain/loss associated with forward foreign currency contracts is included in the caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2014:

Risk	Statement of operations location	Swap contracts	Investments and translation of assets and liabilities in foreign currencies*	Total
Interest rate contracts	Change in unrealized appreciation (depreciation)	$246,065	—	$246,065
Foreign currency contracts	Change in unrealized appreciation (depreciation)	—	$4,970	$4,970
Total		$246,065	$4,970	$251,035

*Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statements of operations.

Note 4 — Guarantees and indemnifications

Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as distributor for the common shares offered through the equity shelf offering. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment advisory agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis, equal to the sum of (a) 0.650% of the first $150 million of the fund's average daily managed assets (net assets plus borrowings under the Credit Facility Agreement) (see Note 7); (b) 0.375% of the next $50 million of the fund's average daily managed assets; (c) 0.350% of the next $100 million of the fund's average daily managed assets; and (d) 0.300% of the fund's average daily managed assets in excess of $300 million. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

Effective July 1, 2014, the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to $6,505 for the year ended October 31, 2014.

The investment management fees, including waivers described above, incurred for the year ended October 31, 2014 were equivalent to a net annual effective rate of 0.52% of the fund's average daily managed assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended October 31, 2014 amounted to an annual rate of 0.02% of the fund's average daily managed assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. Each independent Trustee receives from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Distributor. The fund will compensate the Distributor with respect to sales of the common shares offered through the equity shelf offering at a commission rate of 1% of the gross proceeds of the sale of common shares, a portion of which is allocated to the selling dealers. During the year ended October 31, 2014, compensation to the Distributor was $3,253. The Distributor has an agreement with a sub-placement agent in the sale of common shares. The fund is not responsible for payment of commissions to the sub placement agent.

Note 6 — Leverage risk

The fund utilizes a Credit Facility Agreement (CFA) to increase its assets available for investment. When the fund leverages its assets, common shareholders bear the fees associated with the CFA and have the potential to benefit or be disadvantaged from the use of leverage. The Advisor's fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund's assets. Leverage creates risks that that may adversely affect the return for the holders of common shares, including:

•	the likelihood of greater volatility of net asset value and market price of common shares;

•	fluctuations in the interest rate paid for the use of the credit facility;
•	increased operating costs, which may reduce the fund's total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund's obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund's return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

In addition to the risks created by the fund's use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the CFA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund's ability to generate income from the use of leverage would be adversely affected.

Note 7 — Credit Facility Agreement

The fund has entered into a CFA with Credit Suisse Securities (USA) LLC (CSSU), pursuant to which the fund borrows money to increase its assets available for investment. In accordance with the 1940 Act, the fund's borrowings under the CFA will not exceed 33 1/3% of the fund's managed assets (net assets plus borrowings) at the time of any borrowing.

The fund pledges a portion of its assets as collateral to secure borrowings under the CFA. Such pledged assets are held in a special custody account with the fund's custodian. The amount of assets required to be pledged by the fund is determined in accordance with the CFA. The fund retains the benefits of ownership of assets pledged to secure borrowings under the CFA. Interest charged is at the rate of three month LIBOR (London Interbank Offered Rate) plus 0.41% and is payable monthly. Effective January 1, 2015, the interest rate payable under the CFA will increase to one month LIBOR plus 0.70% (payable monthly). As of October 31, 2014, the fund had borrowings of $86,900,000, at an interest rate of 0.64%, which is reflected in the Credit facility agreement payable on the Statement of assets and liabilities. During the year ended October 31, 2014, the average borrowings under the CFA and the effective average interest rate were $86,384,932 and 0.65%, respectively.

The fund may terminate the CFA with CSSU at any time. If certain asset coverage and collateral requirements or other covenants are not met, the CFA could be deemed in default and result in termination. Absent a default or facility termination event, CSSU generally is required to provide the fund with 270 calendar days' notice prior to terminating or amending the CFA.

Note 8 — Fund share transactions

Transactions in common shares for the years ended October 31, 2014 and 2013 are presented on the Statement of changes in net assets. Proceeds received in connection with the shelf offering are net of commissions and offering costs. Total offering costs of $194,556 have been prepaid by the fund. These costs are deducted from proceeds as shares are issued. To date, $21,863 has been deducted from proceeds of shares issued and the remaining $172,693 is included in Other receivables and prepaid expenses on the Statement of assets and liabilities.

Note 9 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $175,385,514 and $157,963,687, respectively, for the year ended October 31, 2014. Purchases and sales of U.S. Treasury obligations aggregated $10,230,625 and $23,985,734, respectively, for the year ended October 31, 2014.

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Investors Trust:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of John Hancock Investors Trust (the "Fund") at October 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, transfer agent, agent banks and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 16, 2014

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2014.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2014 Form 1099-DIV in early 2015. This will reflect the tax character of all distributions paid in calendar year 2014.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ADDITIONAL INFORMATION

Unaudited

Investment objective and policy

The fund is a diversified, closed-end, management investment company, common shares of which were initially offered to the public in January 1971. The fund's primary investment objective is to generate income for distribution to its shareholders, with capital appreciation as a secondary objective. The preponderance of the fund's assets are invested in a diversified portfolio of debt securities issued by U.S. and non-U.S. corporations and governments, some of which may carry equity features. Up to 50% of the value of the fund's assets may be invested in restricted securities acquired through private placements. The fund may also invest in repurchase agreements. The fund utilizes a credit facility agreement to increase its assets available for investments.

Effective March 20, 2013, the Board of Trustees approved a revision to the fund's investment policy regarding the amount of the fund's securities that is rated investment grade to provide that the fund will invest at least 30% of its net assets (plus borrowings for investment purposes) in debt securities that are rated, at the time of acquisition, investment grade (i.e., at least "Baa" by Moody's Investors Service, Inc. (Moody's) or "BBB" by Standard & Poor's Ratings Services (S&P)), or in unrated securities determined by the fund's investment advisor or subadvisor to be of comparable credit quality, securities issued or guaranteed by the U.S. government, or its agencies and instrumentalities and cash and cash equivalents. Under the prior investment policy, the fund was required to invest at least 30% of its total assets in such securities. The new investment policy also provides that the fund may invest up to 70% of its net assets (plus borrowings for investment purposes) in debt securities that are rated, at the time of acquisition, below investment grade (junk bonds) (i.e., rated "Ba" or lower by Moody's or "BB" or lower by S&P), or in unrated securities determined by the fund's advisor or subadvisor to be of comparable quality.

Bylaws

Effective September 27, 2013, the Board of Trustees of the fund amended and restated in its entirety the Bylaws of the fund (the "Amended and Restated Bylaws"). The Amended and Restated Bylaws include, among other changes, provisions that: (i) require a shareholder to give written advance notice and other information to the fund of the shareholder's nominees for Trustees and proposals for other business to be considered at shareholders' meetings, or in the event a shareholder proposes to seek a shareholder action by written consent or request a special meeting of shareholders; (ii) require any such notice by a shareholder to be accompanied by certain information as provided in the Bylaws; (iii) provide that Trustees may be nominated by shareholders only at an annual meeting of the fund or special meeting in lieu of an annual meeting; and (iv) reserve to the Trustees the exclusive power to adopt, alter, amend or repeal any provision of the Bylaws or to make new Bylaws, except where the Declaration of Trust, Bylaws or applicable law would also require a shareholder vote to effect such adoption, alteration, amendment or repeal. The foregoing description of the Bylaws is qualified in its entirety by the full text of the Amended and Restated Bylaws effective as of September 27, 2013, which are available by writing to the Secretary of the fund at 601 Congress Street, 11th Floor, Boston, Massachusetts 02210.

Dividends and distributions

During the year ended October 31, 2014, distributions from net investment income totaling $1.6383 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment Date	Income distributions
December 31, 2013	$0.4468
March 31, 2014	$0.3726
June 30, 2014	$0.4169
September 30, 2014	$0.4020
$1.6383

Dividend reinvestment plan

The fund's Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011 and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund's net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant's account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants' behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage trading fees) on settlement date, which is three business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder's participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.

Effective November 1, 2013, the Plan was revised to provide that Computershare Trust Company, N.A. no longer provides mail loss insurance coverage when shareholders mail their certificates to the fund's administrator.

All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).

Shareholder communication and assistance

If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:

Computershare
P.O. Box 30170
College Station, TX 77842-3170
Telephone: 800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investors Trust (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2014 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 27-29, 2014.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2014, the Board, including the Trustees who are not considered to be interested persons of the fund under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and other pertinent information, such as the market premium and discount information, and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the fund and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

The Board also considered the differences between the Advisor's services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the fund and of the other funds in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the fund's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objective, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the fund and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of the fund's benchmark;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third- party provider of fund data;
(d)	took into account the Advisor's analysis of the fund's performance; and

(e)	considered the fund's share performance and premium/discount information.

The Board noted that, based on its net asset value, the fund outperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2013. The Board also noted that the fund had outperformed its peer group average for the one- and five-year periods ended December 31, 2013 and underperformed its peer group average for the three-year period ended December 31, 2013.

The Board took into account management's discussion of the fund's performance. The Board concluded that the fund's performance has generally outperformed the historical performance of the fund's benchmark and the fund's peer group.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board took into account the management fee structure, including that management fees for the fund were based on the fund's total managed assets, which are attributable to common stock and borrowings.

The Board noted that net management fees and total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted the contractual fee waiver and/or expense reimbursement, which reduces certain expenses of the fund. The Board also noted that the Advisor pays the subadvisory fee. The Board also noted that the fund has breakpoints in its contractual management fee schedule. In addition, the Board took into account that management had agreed, effective July 1, 2014, to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the fund, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock fund complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(f)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(g)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(h)	noted that the subadvisory fee for the fund is paid by the Advisor; and

(i)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which the fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of the fund shareholders, the Board noted that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management's discussions of the current advisory fee structure, and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising the Subadvisor.

The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock fund complex. Among them, the Board noted that the Advisor has agreed, effective July 1, 2014, to waive a portion of its management fee for the fund and for each of the other John Hancock funds in the complex (except for those discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement): The Reimbursement shall equal to, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios are the funds of funds in the complex, which benefit from such overall management fee waiver through their investment in underlying portfolios that include Participating Portfolios that are subject to the Reimbursement.) The Board also considered the Advisor's overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund. The Board also noted that its net management fees and its total expenses are lower than the peer group median and the fund has breakpoints in its contractual management fee schedule. The Board determined that the management fee structure for the fund was reasonable.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the fund (and other funds in the John Hancock family of funds);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund and to the extent available, comparable fee information prepared by an independent third party of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also considered any potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fee. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the fund's performance has generally outperformed the historical performance of the fund's benchmark and the fund's peer group;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	227
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2012	227
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2012	227
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	2005	227
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012).
Grace K. Fey, Born: 1946	2012	227
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	227
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2008	227
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).
Hassell H. McClellan, Born: 1945	2012	227
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	2005	227
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).
Gregory A. Russo, Born: 1949	2008	227
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Craig Bromley, Born: 1966	2012	227
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).
Warren A. Thomson, Born: 1955	2012	227
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife Asset Management (since 2001, including prior positions); Director (since 2006), and President and Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2009
Executive Vice President
President**
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President (effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions).
**Effective 3-13-14.
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3] and John Hancock Variable Insurance Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2010 and 2007-2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1	Mr. Bardelis, Mr. Burgess, Mr. Hoffman, and Mr. Thomson serve as Trustees for a term expiring in 2015; Mr. Bromley, Ms. Jackson, Mr. Oates, and Mr. Pruchansky serve as Trustees for a term expiring in 2016; and Mr. Cunningham, Ms. Fey, Mr. McClellan, and Mr. Russo serve as Trustees for a term expiring in 2017.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 37 other John Hancock funds consisting of 27 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Stock symbol

Listed New York Stock Exchange: JHI

*Member of the Audit Committee
†Non-Independent Trustee

For shareholder assistance refer to page 38

You can also contact us:
800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 30170 College Station, TX 77842-3170

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Growth Equity

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

INCOME FUNDS (continued)

Massachusetts Tax-Free Income

Money Market

New York Tax-Free Income

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION PORTFOLIOS

Income Allocation

Lifestyle Aggressive

Lifestyle Balanced

Lifestyle Conservative

Lifestyle Growth

Lifestyle Moderate

Retirement Choices (2010-2055)

Retirement Living (2010-2055)

Retirement Living II (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The investment objective, risks, charges, and expenses of each open-end fund listed above are included in its prospectus and should be considered carefully before investing. For an open-end fund prospectus, call your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Investors Trust. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF205617	P5A 10/14 12/14

ITEM 2. CODE OF ETHICS.

As of the end of the year, October 31, 2014, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $47,655 for the fiscal year ended October 31, 2014 and $50,281 for the fiscal year ended October 31, 2013. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

Audit-related fees amounted to $0 for the fiscal year ended October 31, 2014 and $0 for the fiscal year ended October 31, 2013 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates"). In addition, amounts billed to control affiliates for service provider internal controls reviews were $198,642 and $51,270 for the fiscal years ended October 31, 2014 and 2013, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,450 for the fiscal year ended October 31, 2014 and $3,200 for the fiscal year ended October 31, 2013. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $383 for the fiscal year ended October 31, 2014 and $3,964 for the fiscal year ended October 31, 2013 billed to control affiliates for products and services provided by the principal accountant. These fees were approved by the registrant’s audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2014, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $5,636,080 for the fiscal year ended October 31, 2014 and $4,606,033 for the fiscal year ended October 31, 2013.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman

Charles L. Bardelis

Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Not applicable.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers

Management Biographies

Below is a list of the John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“John Hancock Asset Management”) portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. Information is provided as of December 1, 2014.

John F. Addeo, CFA

Managing Director and Portfolio Manager

John Hancock Asset Management since 2012

Investment Officer, Portfolio Manager/Analyst, High Yield Bond Group,

MFS Investment Management (1998-2012)

Began business career in 1984

Managed the Fund since 2013

Jeffrey N. Given, CFA

Senior Managing Director and Senior Portfolio Manager

John Hancock Asset Management since 2012

Managing Director, John Hancock Asset Management (US) LLC (2005-2012)

Second Vice President, John Hancock Advisers, LLC (1993-2005)

Began business career in 1993

Managed the Fund since 1999

Dennis F. McCafferty, CFA

Managing Director and Portfolio Manager

John Hancock Asset Management since 2009

Investment Analyst, John Hancock Asset Management (2008-2009)

Principal and Senior Analyst, Pardus Capital Management (2005-2008)

Began business career in 1995

Managed the Fund since 2013

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2014. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million
John F. Addeo, CFA	2	$1,268	10	$1,628	0	0
Jeffrey N. Given, CFA	19	$47,740	4	$182	9	$5,136
Dennis F. McCafferty, CFA	2	$1,270	18	$3,184	0	0

Number and value of accounts within the total accounts that are subject to a performance-based advisory fee:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million
Jeffrey N. Given, CFA	0	0	1	$0.3	0	0

Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Advisor and Subadvisor have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Advisor and Subadvisor have structured their compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation of Portfolio Managers” below.

•	A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Subadvisor has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

•	A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadvisor generally require that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Subadvisor will place the order in a manner intended to result in as favorable a price as possible for such client.

•	A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Subadvisor receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Advisor nor the Subadvisor receives a performance-based fee with respect to any of the accounts managed by the portfolio managers.

•	A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Subadvisor imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

•	If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Subadvisor seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. The Subadvisor has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadvisor, the structure of compensation of investment professionals is currently composed of the following basic components: base salary and an annual investment bonus plan as well as customary benefits that are offered generally to all full-time employees of the Subadvisor. A limited number of senior investment professionals, who serve as officers of both the Subadvisor and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Funds.

•	Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Subadvisor seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

•	Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Subadvisor and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

•	Investment Performance: The investment performance of all accounts managed by the investment professional over one- and three-year periods are considered. With respect to fixed income accounts, relative yields are also used to measure performance. The pre-tax performance of each account is measured relative to an appropriate benchmark and universe as identified in the table below.

•	The Profitability of the Subadvisor: The profitability of the Subadvisor and its parent company are also considered in determining bonus awards.

•          Non-Investment Performance: To a lesser extent, intangible contributions, including the investment professional’s support of client service and sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are also evaluated when determining bonus awards.

•	Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitle to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional’s employment is terminated prior to a vesting date.

The Subadvisor also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary.

Fund	Benchmark
Investors Trust	Barclays Capital U.S. Aggregate Bond Index

Share Ownership by Portfolio Managers. The following table indicates as of October 31, 2014 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund.

Portfolio Manager	Range of Beneficial Ownership
John F. Addeo, CFA	$50,001-$100,000
Jeffrey N. Given, CFA	$1-$10,000
Dennis F. McCafferty, CFA	$50,001-$100,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)     There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-

year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock – Governance Committee Charter”.

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investors Trust

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	December 12, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	December 12, 2014

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	December 12, 2014